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                                                                   Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 16, 1994, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1994 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
   April 3, 1995